Note: Empty ballot box is 5,24.
Marked ballot box is 5,25.

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. N/A)

Filed by the registrant ☒
Filed by a party other than the registrant ☐
Check the appropriate box:                    ☐    Confidential, for Use of
☐ Preliminary proxy statement                    the Commission Only (as
☒ Definitive proxy statement                    permitted by Rule 14a-6(e)(2)
☐ Definitive additional materials
☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

FLAG FINANCIAL CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)
Payment of filing fee (Check the appropriate box):
☒        No fee required
☐        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

(2)    Aggregate number of securities to which transactions applies:

(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)    Proposed maximum aggregate value of transaction:

(5)    Total fee paid:

☐        Fee paid previously with preliminary materials.

☐        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:

(2)    Form, Schedule or Registration Statement no.:

(3)    Filing Party:

(4)    Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 20, 2004

To the Shareholders of Flag Financial Corporation:

The 2004 Annual Meeting of Shareholders of Flag Financial Corporation (the "Company") will be held at 3475 Piedmont Road, N.E., Suite 550, Atlanta, Georgia 30305 on Tuesday, April 20, 2004 at 1:00 p.m., for the purposes of:

(1)  Electing four directors to serve for the terms indicated in the accompanying Proxy Statement;

(2)  Approving the Flag Financial Corporation 2004 Equity Incentive Plan;

(3)  Ratifying the appointment of Porter Keadle Moore, LLP as the Company’s independent accountants for fiscal 2004; and

(4)  Transacting any other business as properly may come before the Annual Meeting or any adjournments of the meeting.

The Board of Directors has set February 25, 2004, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting.

I hope that you will be able to attend the Annual Meeting. If you plan to attend, please mark the appropriate box at the bottom of your proxy card so that we can make proper arrangements for the anticipated number of guests. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card as soon as possible. Returning your proxy will help insure the greatest number of shareholders is present either in person or by proxy. If you attend the Annual Meeting and wish to vote your shares in person, you may do so at any time before the vote takes place.

By Order of the Board of Directors,

/s/ Joseph W. Evans
Joseph W. Evans
Chairman of the Board, President and Chief Executive Officer

Atlanta, Georgia
March 10, 2004

Please read the attached Proxy Statement and then promptly complete, date, sign and return the enclosed proxy card in the postage-paid envelope. You can spare your company the expense of further proxy solicitation by returning your proxy card promptly.

FLAG FINANCIAL CORPORATION

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 20, 2004

INTRODUCTION

Time and Place of the Meeting

The Company’s Board of Directors is furnishing this Proxy Statement to solicit proxies for use at the 2004 Annual Meeting of Shareholders of the Company to be held on Tuesday, April 20, 2004 at 1:00 p.m. local time at 3475 Piedmont Road, N.E., Suite 550, Atlanta, Georgia 30305 and at any adjournment of the meeting.

Record Date and Mailing Date

The close of business on February 25, 2004 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this Proxy Statement and accompanying proxy card to shareholders on or about March 10, 2004.

Number of Shares Outstanding

As of the close of business on the Record Date, the Company had 20,000,000 shares of Common Stock, $1.00 par value, authorized, of which 8,528,138 shares were outstanding. Each outstanding share is entitled to one vote on all matters to be presented at the meeting.

VOTING AT THE ANNUAL MEETING

Procedures for Voting by Proxy

The accompanying proxy card is for use at the Annual Meeting if a shareholder is unable to attend in person or is able to attend but does not wish to vote in person. You should specify your choices with regard to the proposals on the proxy card. If you properly sign, return and do not revoke your proxy, the persons named as proxies will vote your shares according to the instructions you have specified on your proxy card.

If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, the shares represented by your signed and dated proxy card will be voted FOR the election of the stated nominees to the board of directors, FOR adoption of the 2004 Equity Incentive Plan and FOR the ratification of our independent accountants. If any nominee for election to the board of directors named in this Proxy Statement becomes unavailable for election for any reason, the proxy may be voted for a substitute nominee selected by the nominating committee of the board of directors. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon the matters according to their judgment. The Board of Directors is not aware of any other business to be presented for a vote of the shareholders at the Annual Meeting.

Revoking Your Proxy

Returning your proxy does not affect your right to vote in person if you attend the Annual Meeting. You can revoke your proxy at any time before it is voted by delivering to J. Daniel Speight, Secretary of the Company, at 3475 Piedmont Road, N.E., Suite 550, Atlanta, Georgia 30305, either a written revocation of your proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. We do not know of any competing nominees.

Abstentions. A shareholder who is present in person or by proxy at the Annual Meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on one or more other proposals are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority. Broker votes are permitted in connection with uncontested elections of directors and proposals to ratify the appointment of independent accountants, but are not permitted in connection with non-discretionary matters such as the approval of executive compensation plans. As a result, broker non-votes may exist with respect to the proposal to approve the 2004 Equity Incentive Plan.

The approval of the 2004 Equity Incentive Plan, the ratification of our independent accountants and the approval of any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of shares of common stock represented in person or by valid proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

Solicitation of Proxies

The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

PROPOSAL 1 - ELECTION OF DIRECTORS
Our Bylaws prescribe that our Board of Directors consist of six to 12 directors, with the specific number within that range to be set by the Board. The Board has set the number of directors at nine.

The Board of Directors includes a Chairman and three Vice Chairmen. The Board has determined that the following current directors and director nominees are independent pursuant to Nasdaq Stock Market listing standards: William H. Anderson, II; H. Speer Burdette, III; David B. Dunaway; Quill O. Healey; John D. Houser; and James W. Johnson. The Board is divided into three classes, which are as nearly equal in number as possible. Each class of directors serves staggered three-year terms. As a result, the term of office of one of the classes of directors expires each year at the Annual Meeting of Shareholders, and a new class is elected by the shareholders each year at that time.

Nominees

At this Annual Meeting, the terms of the current Class I directors will expire. Of that group, David B. Dunaway is not standing for reelection. The Nominating Committee of the Board of Directors, which consists of independent, non-management directors, has nominated each of the directors listed below to stand for election as directors at the Annual Meeting. If elected by the shareholders, each of the Class I nominees will serve a three-year term that will expire at the 2007 Annual Meeting of Shareholders and upon the election and qualification of their successors. The Class I Director nominees are:

Joseph W. Evans
Quill O. Healey
J. Daniel Speight

In February 2004, the Board of Directors appointed John D. Houser as a Class II director to fill a vacancy on the Board. Although the terms of Class II directors do not expire until 2005, Georgia law provides that the term of a director appointed to fill a vacancy on a staggered board will expire at the annual shareholders’ meeting following the appointment. As a result, the Nominating Committee is nominating Mr. Houser for election as a Class II director to serve for a term that expiring at the 2005 Annual Meeting of Shareholders and upon the election and qualification of his successor.

Proxies cannot be voted for a greater number of persons than the nominees named. If any of the nominees should be unavailable to serve for any reason (which we do not anticipate), the Nominating Committee of the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees). Alternatively, the Board may allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located or by resolution provide for a lesser number of directors.

The Board of Directors unanimously recommends that shareholders vote FOR the proposal to elect each of the director nominees described above.

Information Regarding Nominees and Continuing Directors
The following table shows information regarding the nominees to serve as directors, as well as the incumbent directors whose terms as directors will continue following the Annual Meeting. Messrs. Evans, Speight, Houser, Doughty and Wiley will also serve as directors of Flag Bank, a wholly-owned subsidiary of the Company. Except as otherwise indicated, each of the named persons has been engaged in his present principal occupation for more than five years. The ages shown are as of December 31, 2003.

Class I Director Nominees
Term Expires in 2007

Name	Age	Business Information

Joseph W. Evans	54
Mr. Evans has served as the Company’s Chairman and Chief Executive Officer since February 2002 and was additionally appointed as its President in November 2002. From 1997 to January 2000, he served as President, Chief Operating Officer and Chief Financial Officer of Century South Banks, Inc. and as its President and Chief Executive Officer from January of 2000 to January of 2002. He was previously employed by Bank Corporation of Georgia from 1980 to 1997, serving as President and Chief Executive Officer from 1984 to 1997, at which time it merged with Century South Banks, Inc.

Quill O. Healey	64
Mr. Healey is Managing Partner of Healey Investments, L.P., an investment holding company. He is a director of Assurance America Corporation in Atlanta, Georgia. Previously, Mr. Healey served as Chairman of Marsh USA, Inc. from 1998 until his retirement in November of 2001.

J. Daniel Speight	47
Mr. Speight has served as the Company’s Vice Chairman since November 2002 and as its Chief Financial Officer and Secretary since July 2002. From February 2002 to November 2002, he also served as President of the Company. At the Bank level, he served as Chairman from February 2002 until April 2003.

Mr. Speight served as Chief Executive Officer of the Company and President and Chief Executive Officer of Flag Bank from 1998 to February 2002. He also served as the Company’s President from 1998 to 2000.

Mr. Speight served as Chief Executive Officer and as a director of Middle Georgia Bankshares, Inc. from 1989 until 1998, when Middle Georgia Bankshares, Inc. merged with the Company. Mr. Speight has served as a director of the Company since 1998 and as a director of Flag Bank or a predecessor of Flag Bank since 1984.

Mr. Speight also served in various executive positions for Citizens Bank beginning in 1984, including President and Chief Executive Officer, and served as the Chief Executive Officer of First Flag Bank from 1999 until December 2000, when First Flag Bank and Citizens Bank merged. Mr. Speight is also a director of Regan Holding Corp. in Petaluma, California.

Class II Director Nominee
Term Expires in 2005

Name	Age	Business Information

John D. Houser	55
Mr. Houser is a partner with Miller Ray & Houser LLP,
a certified public accounting firm located in Atlanta, Georgia. He has headed its business valuation and litigation services team since 1992, with prior service at the firm from 1981 to 1986. From 1986 to 1992, he was involved in real estate development, and from 1974 to 1981, he was a tax manager with Arthur Andersen & Co.

Continuing Class II Directors
Term Expiring in 2005

Name	Age	Business Information

Stephen W. Doughty	52
Mr. Doughty has served as the Company’s Vice Chairman and Chief Risk Management Officer since November 2002 and as its Executive Vice President and Chief Risk Management Officer from February 2002 to November 2002. At the Bank level, he serves as Vice Chairman and Chief Risk Management Officer. He served as Chief Financial Officer and Chief Risk Management Officer of Century South Banks, Inc. from 2000 to January 2002 and as its Executive Vice President and Chief Credit Officer from 1997 to January 2002. Mr. Doughty served as Executive Vice President of Bank Corporation of Georgia from 1989 until its merger into Century South in 1997.

James W. Johnson	62
Mr. Johnson is owner and President of McCranie Motor and Tractor Company, Inc., a retail seller of tractors and implement equipment in Unadilla, Georgia. Mr. Johnson has served as a director of the Company since 1998 and as a director of Flag Bank or a predecessor of Flag Bank since 1985. He is the former Chairman of the Board of Middle Georgia Bankshares, Inc. and served as the Chairman of the Board of Citizens Bank from 1999 until December 2000. He currently serves as a director of Taylor Regional Hospital in Hawkinsville, Georgia and Rock Tenn Corporation in Norcross, Georgia.

Continuing Class III Directors
Term Expiring in 2006

Name	Age	Business Information

William H. Anderson, II	66
Mr. Anderson is Chairman and Chief Executive Officer of Southern Trust Corporation and various subsidiaries. He also served as Chairman of Century South Banks, Inc. from 1997 to January 2002 and served as Chairman of Bank Corporation of Georgia prior to its 1997 merger into Century South.

H. Speer Burdette, III	51
Since January 2003, Mr. Burdette has been President and General Manager of Callaway Foundation, Inc. and the Fuller E. Callaway Foundation and President of Charitable Services Company. He was previously an owner, director, Vice President and Treasurer of J.K. Boatwright & Co., P.C., an accounting firm in LaGrange, Georgia. He has served as a director of the Company since 1994 and as a director of Flag Bank or a predecessor of Flag Bank since 1993.

J. Thomas Wiley, Jr.	51
Mr. Wiley has served as the Company’s Vice Chairman and Chief Banking Officer since November 2002. He served as its Executive Vice President and Chief Banking Officer from February 2002 to November 2002 and has served as President and Chief Executive Officer of Flag Bank since February 2002. He also currently serves as Vice Chairman of the Bank. From 1999 to January 2002, he served as Executive Vice President and Chief Banking Officer of Century South Banks, Inc. He served as President and Chief Executive Officer of AmeriBank, N.A., a subsidiary of Century South Banks, Inc., from 1990 to 1999. Mr. Wiley served in various capacities with Bank Corporation of Georgia from 1982 to 1990 and with C&S National Bank from 1975 to 1982.

Executive Officers

Messrs. Evans, Speight, Doughty and Wiley are also executive officers of the Company. Please see "Information Regarding Nominees and Continuing Directors" above for information about their titles, background and experience.

Management Stock Ownership

The following table lists the number and percentage ownership of shares of common stock beneficially owned by each director and director nominee of the Company, each executive officer named in the Summary Compensation Table, all current executive officers and directors as a group and each person known to management to own over five percent of the Company’s outstanding common stock, based solely on reports on Schedule 13D or 13G filed with the Securities and Exchange Commission. Information relating to beneficial ownership of Company common stock is based upon "beneficial owner" concepts set forth in rules under the Securities and Exchange Act of 1934, as amended. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power" or "investment power" over the security. Voting power includes the power to vote or to direct the voting of the security, and investment power includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities.

		Amount and
		Nature of Beneficial		Percent
	Name	Ownership		of Total (%)

(a)	Directors, Director Nominees and Named Executive Officers

	William H. Anderson, II	473,425	(1)	5.5
	H. Speer Burdette, III	41,235	(2)	*
	Stephen W. Doughty	302,896	(3)	3.5
	Joseph E. Evans	360,200	(4)	4.2
	Quill O. Healey	10,000	(5)	*
	John D. Houser	2,000	(6)	*
	James W. Johnson	171,825	(7)	2.0
	J. Daniel Speight	404,995	(8)	4.7
	J. Thomas Wiley, Jr..	303,930	(9)	3.5

(b)	5% Shareholders

	Jeffrey L. Gendell	445,000	(10)	5.2

(c)	Current Directors and Executive Officers as a group

	(8 persons)	2,125,503	(11)	22.7

_____________________

*    Represents less than one percent.

(1)	Consists of (a) 12,625 shares held by Mr. Anderson, (b) 276,000 shares held by Southern Insurance
Company, a controlled business entity, (c) 20,000 shares held by a trust, (d) 9,800 shares held by VHA
Partners, a controlled business entity, (e) 5,000 shares subject to options exercisable within 60 days, and (f) 150,000 shares subject to exercisable warrants.

(2)	Consists of (a) 6,511 shares held in Individual Retirement Accounts for the benefit of Mr. Burdette, and (b) 34,724 shares subject to options exercisable within 60 days.

(3)	Consists of (a) 150,000 shares held by Mr. Doughty, (b) 1,450 shares held by Mr. Doughty’s spouse, as to which beneficial ownership is shared, (c) 925 shares held as custodian for Chandler Doughty, (d)
521 shares issued pursuant to the Company’s 401(k) Plan, and (e) 150,000 shares subject to exercisable warrants.

(4)	Consists of (a) 210,200 shares held by Mr. Evans and (b) 150,000 shares subject to exercisable warrants.

(5)	Consists of 10,000 shares held by Healey Investments, L.L.P., a controlled business entity.

(6)	Consists of 2,000 shares held in and Individual Retirement Account for the benefit of Mr. Houser.

(7)	Consists of (a) 64,377 shares held by Mr. Johnson, (b) 2,716 shares held by Mr. Johnson’s spouse, as to which beneficial ownership is shared, (c) 84,010 shares held by McCranie Companies, Inc. Profit
Sharing Plan for the benefit of Mr. Johnson, (d) 1,365 shares as custodian for grandchildren, (e) 13,357 shares subject to options exercisable within 60 days, and (f) 6,000 shares subject to exercisable warrants.

(8)	Consists of (a) 172,200 shares held by Mr. Speight, (b) 5,000 shares held by Mr. Speight as trustee for
Patricia Ruth Davis, (c) 3,500 shares held by Mr. Speight as trustee for Anna Davis, (d) 1,677 shares held by Mr. Speight as custodian for Alex Speight, (e) 1,677 shares held by Mr. Speight as custodian for J. Daniel Speight, III, (f) 7,371 shares held in an Individual Retirement Account for the benefit of
Mr. Speight, (g) 39,917 shares held by Sp8Co., Inc. as to which beneficial ownership is shared,
(h) 20,656 shares issued pursuant to the Company’s401(k) Plan, (i) 122,997 shares subject to options exercisable within 60 days, and (j) 30,000 shares subject to exercisable warrants.

(9)	Consists of (a) 152,105 shares held by Mr. Wiley, (b) 300 shares held as custodian for J. T. Wiley, III,
(c) 300 shares held as custodian for James Wiley, (d) 1,225 shares issued pursuant to the Company’s
401(k) Plan, and (e) 150,000 shares subject to exercisable warrants.

(10)	Consists of shares owned of record by Tontine Financial Partners, L.P. ("TFP"), a Delaware limited partnership. Tontine Management, L.L.C. ("TM"), a Delaware limited liability company and the general partner of TFP, and Jeffrey L. Gendell, the managing member of TM, share voting and investment power with TFP with respect to the indicated shares. The address of TRP, TM and
Mr. Gendell is 237 Park Avenue, 9 th Floor, New York, New York 10017.

(11)	Includes (a) 18,645 shares held in the Company’s 401(k) Plan, (b) 188,578 shares subject to options exercisable within 60 days, and (c) 636,000 shares subject to exercisable warrants.

Meetings and Committees of the Board of Directors

The Board of Directors of the Company conducts its business through meetings of the full Board and through joint committees of the Boards of Directors of the Company and its subsidiary bank. The Company’s committees include an Audit and Exam Committee, a Benefits and Compensation Committee, an Executive Management Committee and a Nominating Committee. During 2003, the Board of Directors held four meetings, the Audit and Exam Committee held five meetings and the Benefits and Compensation Committee held three meetings. The Executive Management Committee met on approximately a weekly basis. The Nominating Committee was chartered in 2004 and has held one meeting. During 2003, each director attended at least 75% of all meetings of the full Board of Directors and of each committee of the Board of which he is a member.

Audit and Exam Committee. The Audit and Exam Committee is responsible for engaging, overseeing and compensating the Company’s independent auditors, pre-approving all allowable audit services, reviewing with the Company’s independent accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing and approving related party transactions; reviewing the scope and results of the Company’s internal auditing procedures; consulting with the independent accountants and management with regard to the Company’s accounting methods and the adequacy of the Company’s internal accounting controls; reviewing the independence of the independent accountants; and reviewing the range of the independent accountants’ audit and non-audit fees. Audit and Exam Committee members are William H. Anderson, II, H. Speer Burdette, III, David B. Dunaway and James W. Johnson. After the Annual Meeting of Shareholders, Mr. Dunaway will no longer serve on the committee.

The Board of Directors has determined that each Audit and Exam Committee member is independent in accordance with the recently amended Nasdaq Stock Market listing standards and applicable Securities and Exchange Commission ("SEC") regulations. None of the members of the Audit and Exam Committee has participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. The Board has also determined that H. Speer Burdette, III meets the criteria specified under applicable SEC regulations for an "audit committee financial expert" and that all of the Committee members are financially sophisticated.

Benefits and Compensation Committee. The Benefits and Compensation Committee of the Board of Directors of the Company establishes the general compensation policies of the Company, establishes the compensation plans and specific compensation levels for executive officers and awards stock-based compensation to executive officers and employees of the Company. The committee generally is responsible for the compensation and benefit plans for all employees and is directly accountable for reviewing and monitoring compensation and benefit plans, and payment and awards under those plans, for the Company’s senior executives. In carrying out these responsibilities, the committee reviews the design of all compensation and benefit plans applicable to executive officers, determines base salaries, reviews incentive plan performance measures, establishes incentive targets, approves cash incentive awards based on performance, grants stock options and other long-term incentives, and monitors the administration of the various plans. In all of these matters, the committee’s decisions are reviewed and approved or ratified by the Board of Directors.

Benefits and Compensation Committee members are William H. Anderson, II, H. Speer Burdette, III, David B. Dunaway and James W. Johnson. After the Annual Meeting of Shareholders, Mr. Dunaway will no longer serve on the committee. All of the committee members are independent directors in accordance with Nasdaq Stock Market listing standards.

Executive Management Committee. The Executive Management Committee meets approximately weekly and reviews the Company’s financial reports and takes actions as to matters arising between scheduled board meetings that are not reserved for action by the full Board or a specific committee. Executive Management Committee members are Stephen W. Doughty, Joseph W. Evans, J. Daniel Speight and J. Thomas Wiley, Jr.

Nominating Committee. The Nominating Committee identifies individuals qualified to become directors of the Company and selects or recommends to the Board the director nominees for the next annual shareholders’ meeting. The Committee consists of William H. Anderson, II, H. Speer Burdette, III, David B. Dunaway and James W. Johnson. After the Annual Meeting of Shareholders, Mr. Dunaway will no longer serve on the committee. All of the committee members are independent directors in accordance with Nasdaq Stock Market listing standards. The Committee has a charter that is available for review on the Company’s website at www.flag.net .

Audit and Exam Committee Report

The Audit and Exam Committee reports as follows with respect to the audit of the Company’s 2003 audited consolidated financial statements.

•    The Committee has reviewed and discussed the Company’s 2003 audited consolidated financial statements with the Company’s management;

•    The Committee has discussed with the independent auditors, Porter Keadle Moore, LLP, the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements;

•    The Committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1, which relates to the auditor’s independence from the corporation and its related entities, and has discussed with the auditors the auditors’ independence from the Company; and

•    Based on review and discussions of the Company’s 2003 audited consolidated financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s 2003 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K.

February 13, 2004                        H. Speer Burdette, III, Chairman
        William H. Anderson, II
        David B. Dunaway
        James W. Johnson

Audit and Exam Committee Charter

The Audit and Exam Committee has adopted a written charter and reviews and approves any changes to the charter at least annually. A copy of the charter is attached as Appendix A.

Director Compensation

Non-employee members of the Board of Directors receive $5,000 per quarter, which includes all board meetings and assigned committee meetings for the Company’s and Flag Bank’s boards. The Company paid a total of $80,000 in directors’ fees in 2003. Directors who are employees of the Company or its subsidiaries do not receive directors’ fees.

The Company’s 1994 Directors Stock Incentive Plan (the "Directors Stock Plan"), provides that each person who becomes a director of the Company and who is not an employee of the Company or any of its subsidiaries will be granted an option for the purchase of 5,000 shares of common stock upon the commencement of his or her service as a director. Additionally, the Directors Stock Plan provides that as of each March 1 st , starting at March 1, 1995 and ending on March 1, 2004, the non-employee directors as a group will be entitled to receive options to purchase an aggregate of 6,000 shares of common stock if the Company’s book value as of the immediately preceding December 31 st equals or exceeds 106% of the Company’s book value as of the prior December 31 st . If the options are granted, the 6,000 shares subject to the options are allocated equally among the non-employee directors. No directors received options pursuant to this provision of the Directors Stock Plan in 2003.

Mr. Speight and Mr. Johnson participate in the Citizens Bank Director Indexed Fee Continuation Program. Both of these programs are now sponsored by Flag Bank and provide retirement benefits to the participants and death benefits to their designated beneficiaries. Under these programs, predecessors of Flag Bank purchased split-dollar whole life insurance contracts on the lives of each of the participating directors. Flag Bank retains the tax-free build-up of cash surrender value in the policies up to the after-tax opportunity costs for premiums paid on the policies. Any remaining earnings from the policies are accrued to deferred compensation liability accounts for the directors. The earnings in a director’s account are payable in ten annual installments commencing 30 days following the director’s retirement as a director. In the event the insurance contracts fail to produce positive returns, Flag Bank has no obligation to contribute to the programs. As of December 31, 2003, the cash surrender value of the insurance contracts for all participants, including directors of Flag Bank who are not directors of the Company, was approximately $4,527,846 and the expense incurred during 2003 for the benefits was approximately $6,000.

Compensation Committee Interlocks and Insider Participation

Until February 2003, the Benefits and Compensation Committee consisted of Messrs. Anderson, Burdette, Dunaway, Evans and Johnson. Mr. Evans is the Chairman, President and Chief Executive Officer of the Company and is also a director of Southern Trust Insurance Company and certain affiliated corporations in which Mr. Anderson serves as a director and/or executive officer. Mr. Evans resigned from the Benefits and Compensation Committee in February 2003 and did not participate in compensation discussions affecting himself or decisions regarding the award of stock-based compensation under the Company’s 1994 Employee Stock Incentive Plan.

On November 12, 2002, the Company acquired the assets of Bankers’ Capital Group, LLC ("BCG"), a specialized loan origination business based in Atlanta, Georgia. Messrs. Evans, Wiley and Doughty are managers and members of BCG, and Mr. Anderson is a member, but not a manager, of BCG. As such, they are entitled to receive distributions from BCG in proportion to their respective membership interests. The Company paid BCG an initial purchase price of $1,405,000 at closing, with an additional $1,500,000 remaining payable on a contingent basis under an earn-out provision. In 2003, the Company paid BCG $735,000 under this provision.

Benefits and Compensation Committee Report
on Executive Compensation

This report is submitted by the members of the committee who participated in deliberations regarding 2003 executive compensation.

Base Salaries

The salary of the Chairman and Chief Executive Officer is evaluated solely by the Committee. Salaries for the other executive officers generally are recommended by the Chairman and Chief Executive Officer and reviewed by the Committee. Executive officer salaries are based principally on a subjective review of the executive’s individual performance and degree of experience and are also designed to be competitive with salaries paid to executives in similar positions in financial institutions of comparable asset size. See "Compensation of the Chief Executive Officer" for information regarding his base salary arrangements.

Annual Incentives

One of the Committee’s objectives in managing executive compensation is to link directly a significant portion of executive pay to Company performance. The Committee awarded a bonus to each of the officers named in the Summary Compensation Table based upon the Company’s performance against budgeted net income for 2003, with the amount of each bonus payment being shown in the Summary Compensation Table.

Long-term Incentives

Another major objective of the Committee in managing executive compensation is to reward executives for increasing the value of the Company to its shareholders. The Flag Financial Corporation 1994 Employees Stock Incentive Plan (the "Plan") accomplishes this objective by providing executives with opportunities to earn and acquire a meaningful ownership interest in the Company. The Committee (excluding employee members) is authorized to make awards of stock options and other stock-based incentives and selects or ratifies the officers and other key employees to whom awards may be made under the Plan. If the 2004 Equity Incentive Plan is approved at the Annual Meeting, the Committee will administer that plan as well.

Because the value of stock options and other stock awards is determined by the price of the common stock, the Committee believes these awards benefit stockholders by linking a potentially significant portion of executive pay to the performance of the common stock. In addition, the Plan assists the Company in attracting and retaining key employees and providing a competitive compensation opportunity. Awards to executive officers under the Plan are granted based on the Committee’s subjective assessment of the executive’s contributions to the Company’s performance and the degree to which compensation in the form of a long-term incentive is likely to produce improved earnings, return on equity and assets and other measures of Company performance.

Benefits

In general, the benefit plans provided to key employees, such health care, life insurance, profit sharing and 401(k), are intended to provide an adequate retirement income as well as financial protection against illness, disability or death. Benefits offered to executive officers were substantially the same as those provided to all employees.

Compensation of the Chief Executive Officer

In determining the compensation of the Chief Executive Officer, the Committee is guided by the Company’s compensation philosophy as described in this report, the Company’s financial and business performance and competitive practices.     For 2003, Mr. Evans’ salary was set at $150,000 per year, with an opportunity for an increase in total compensation to a maximum of $397,500 based on the degree, if any, to which the Bank exceeded its 2003 budgeted net income. As is shown in the Summary Compensation Table, Mr. Evans received $192,188 in combined salary and bonus for 2003, with his bonus being based on the same factors as are described under "Annual Incentives" above. His 2004 maximum compensation includes a base salary of $265,000 and a bonus potential of $182,500 that may be earned as the Company meets its financial and strategic objectives.

Section 162(m) of the Internal Revenue Code

It is our responsibility to address the issues raised by Section 162(m) of the Internal Revenue Code. Revisions to Section 162(m) made certain non-performance-based compensation in excess of $1,000,000 to executives of public companies non-deductible to such companies beginning in 1994. We have reviewed these issues and have determined that no portion of compensation paid to any of our executive officers is non-deductible. Our 1994 Employees Stock Incentive Plan limits to 100,625 the number of stock options that may be awarded to any individual in a single year under that plan.

Summary

The Company’s executive compensation program encourages executives to manage the Company profitability and to increase the value of the business to the shareholders. The emphasis on annual and long-term incentives is consistent with the Committee’s policy of linking pay to performance and increasing shareholder value. The Committee believes this approach provides competitive compensation and is in the best interest of the stockholders. The Committee will continue to monitor the effectiveness of the executive compensation program and will initiate changes as it deems appropriate.

Submitted by the members of the 2003 Benefits and Compensation Committee of the Board of Directors of Flag Financial Corporation.

William H. Anderson, II
H. Speer Burdette, III
David B. Dunaway
James W. Johnson

Performance Graph

The following Performance Graph compares the yearly percentage change in the cumulative total shareholder return on the Company's common stock to the cumulative total return on the Nasdaq Stock Market (U.S.) Index and the Nasdaq Bank Stock Index for the past five years. The Performance Graph assumes reinvestment of dividends, where applicable.

Comparison of Five-Year Cumulative Total Returns
Performance Graph for
Flag Financial Corporation

Produced on 01/22/2004 including data to 12/31/2003

Legend
Color CRSP Total Returns Index for:		12/1998	12/1999	12/2000	12/2001	12/2002	12/2003
---------	Flag Financial Corporation	100.0	62.7	48.0	82.2	112.3	131.5
---------	Nasdaq Stock Market (US Companies	100.0	185.4	111.8	88.8	61.4	91.8
---------	Nasdaq Bank Stocks	100.0	96.2	109.8	118.9	121.7	156.6
	SIC 6020-6029, 6710-6719 US and Foreign

Notes:
	A. The lines represent daily index levels derived from compounded daily returns that include all dividends (trading days only)
	B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
	C. The index level for all series was set to $100.0 on 12/31/1998.

EXECUTIVE COMPENSATION

Summary of Compensation

The following table shows information concerning annual and long term compensation for services in all capacities to the Company and its subsidiaries for the fiscal years indicated of our Chief Executive Officer during 2003, and the other most highly compensated executive officers who served in such capacities as of December 31, 2003 and who earned over $100,000 in salary and bonus during 2003 (the "Named Executive Officers"). The information reported for Messrs. Evans, Doughty and Wiley begins in 2002 because that was the year they were first employed by the Company.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation (1)	Securities Underlying Options (# of shares)	All Other Compensation (2)

Joseph W. Evans Chairman, President and Chief Executive Officer of the Company	2003	$150,000	$42,188	-0-	-0-	$8,409
	2002	-0- (3)	-0-	-0-	-0-	-0- (3)

J. Daniel Speight Vice Chairman, Chief Financial Officer and Secretary of the Company	2003	$225,000	$42,188	-0-	-0-	$12,207
	2002	$250,000	$62,500	$42,104 (4)	-0-	$361,074
	2001	$250,000	$50,000	-0-	7,500	$11,633

Stephen W. Doughty Vice Chairman and Chief Risk Management Officer of the Company	2003	$225,000	$42,188	-0-	-0-	$11,764
	2002	$129,167	$62,500	-0-	-0-	$6,665

J. Thomas Wiley, Jr. Vice Chairman and Chief Banking Officer of the Company	2003	$225,000	$42,188	-0-	-0-	$11,764
	2002	$129,167	$62,500	-0-	-0-	$6,665

___________________

(1)	We have omitted information on "perks" and other personal benefits with an aggregate value below the minimum amount required for disclosure under the Securities and Exchange Commission regulations.

(2)	Consists of matching contributions to the Company’s Profit Sharing Plan and 401(k) Plan and of
insurance premiums for disability, term and other life insurance in the following amounts:

Name	Year	Profit Sharing/401(k)	Insurance
		Matching Contributions	Premiums

Mr.Evans	2003	$7,188	$1,221
	2002	$-0-	$-0-

Mr. Speight	2003	$10,000	$2,207
	2002	$10,000	$1,074
	2001	$10,500	$1,133

Mr. Doughty	2003	$10,000	$1,764
	2002	$6,458	$207

Mr. Wiley	2003	$10,000	$1,764
	2002	$6,458	$135

(3)	Mr. Evans volunteered to forego any salary, bonus or other compensation as the Company’s Chief
Executive Officer during his first year of service in such capacity.

(4)	Includes $19,250 as the value of a company car transferred to Mr. Speight and the value of personal use of the car during 2002. Also includes $22,152 in rent paid by the Company on a condominium available for his use in connection with travel on behalf of the Company.

Option Grants in Last Fiscal Year

No stock options were granted to the Named Executive Officers in 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The Named Executive Officers did not exercise any options in 2003. The following table reports their respective option holdings and values at the end of fiscal 2003.

Number of Securities
	Underlying Unexercised		Value of Unexercised
	Options at Fiscal Year-End		In-the-Money Options (1)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Joseph W. Evans	-0-	-0-	-0-	-0-
J. Daniel Speight	$ 122,997	$ 32,503	$247,871	$187,075
Stephen W. Doughty	-0-	-0-	-0-	-0-
J. Thomas Wiley, Jr.	-0-	-0-	-0-	-0-
___________________

(1)	Reflects information relating only to options held by the Named Executive Officers with exercise prices that were less than the market value of the Company’s common stock ($13.06 per share) at
December 31, 2003.

Employment and Change in Control Agreements

Mr. Speight

On February 21, 2002, the Company and Flag Bank entered into an amended and restated employment agreement with J. Daniel Speight. The Employment Agreement provides for a term of three years that automatically renews each day after the effective date so that the term remains a three-year term until any party notifies the others that the automatic renewals should discontinue. The Employment Agreement provides for an annual salary that is reviewed at least annually by the Board of the Company and Flag Bank. Mr. Speight’s initial base salary under the Employment Agreement was $250,000. The Employment Agreement also provides for Mr. Speight to participate in any bonus, stock option or other executive compensation programs available to senior management of the Company. Mr. Speight received title to his company car and is entitled to various "perks" and to participate in all group employee benefit plans. Mr. Speight is also entitled to participate in a deferred compensation program similar to the split dollar insurance program provided by the Company during prior years. In addition, the Employment Agreement provides that if the Company reduces or eliminates dividends on its common stock for any quarter during the term of the Employment Agreement, Mr. Speight will receive an amount equal to $9,000 less the amount of any dividends he actually receives during the quarter, with the payment to be reduced to reflect the proportionate effect of any reduction in the number of shares of the Company’s common stock he owns during that quarter.

The Employment Agreement states that, in the event the Company or Flag Bank terminates Mr. Speight’s employment other than for "cause" (as defined in the Employment Agreement) or Mr. Speight terminates his employment for "cause" or due to a change in control, Mr. Speight is entitled to receive a severance payment in a lump sum amount equal to his average monthly compensation multiplied by the number of months remaining in the term of the Employment Agreement. If there are less than twelve months remaining in the term of the Employment Agreement, Mr. Speight will be entitled to receive a lump sum payment equal to his average monthly compensation multiplied by twelve. Mr. Speight will also be entitled to receive an amount equal to the COBRA health continuation coverage costs for himself and his dependents for the longer of (a) twelve months, (b) the remaining term of the Employment Agreement or (c) the period during which Mr. Speight and his dependents are eligible to continued COBRA coverage from the Company.

Pursuant to the terms of the Employment Agreement, during the term of his employment and for twelve months following his termination of employment, Mr. Speight agrees not to compete with the Company or Flag Bank or solicit any of their customers or employees. The agreement not to compete and not to solicit customers or employees does not apply if (1) the Company or Flag Bank terminates Mr. Speight without cause, (2) Mr. Speight terminates his employment in connection with a change in control of the Company, or (3) Mr. Speight terminates employment for cause.

Mr. Doughty and Mr. Wiley

On January 13, 2003, the Company entered into Change in Control Agreements with Stephen W. Doughty and J. Thomas Wiley, Jr. Each Change in Control Agreement provides for a term of three years that automatically renews each day after the effective date so that the term remains a three-year term until either party notifies the other that the automatic renewals should discontinue. Irrespective of the three-year term, the term of each Change in Control Agreement will expire twelve months following a change in control.

Each Change in Control Agreement provides for payment of benefits in different amounts depending upon whether the change in control is "satisfactory" or "unsatisfactory." An "unsatisfactory" change in control is one in which the employee is not offered a commensurate position with the surviving entity. A "satisfactory" change in control is one in which the employee is offered a commensurate position with the surviving entity.

In the event of an "unsatisfactory" change in control, if the employee is terminated by the employer without "cause" (as defined in the Change in Control Agreement) or terminates with "good reason" (as defined in the Change in Control Agreement) within twelve months following the change in control, the employee is entitled to receive a severance payment in a lump sum amount equal to three times the sum of his annual base salary and largest annual bonus paid in the three preceding years. The employee will also be entitled to a payment equal to the COBRA health continuation coverage costs for the employee and his dependents during the period in which they are eligible to continue COBRA coverage from the Company.

In the event of a "satisfactory" change in control, the employee will be eligible to receive a success fee equal to one times his base salary and bonus if the fair market value of the Company’s stock increases by twenty-five percent of its pre-change in control value. The success fee will be payable regardless of whether or not the employee accepts the position with the surviving entity. In the event of a satisfactory change in control in which the employee accepts the position with the surviving entity, the employee may terminate employment for any reason within twelve months following the change in control and will be entitled to receive a severance benefit in a lump sum amount equal to two times his base salary and bonus. However, if the success fee described above is payable to the employee, the employee’s severance benefit payable upon such a termination following a "satisfactory" change in control will only be equal to one times his base salary and bonus. In addition, the employee will also be entitled to receive a payment equal to the COBRA health continuation coverage costs for the employee and his dependents during the period in which they are eligible to continue COBRA coverage from the Company.

Pursuant to the terms of each Change in Control Agreement, if the employee receives payment of benefits upon a change in control, for twelve months following the employee’s termination of employment, the employee agrees not to compete with the Company or solicit any of its customers and employees.

Each Change in Control Agreement provides that any payments made under the agreement or otherwise paid in connection with a change in control are subject to cutback in the event that the amount of those payments trigger the application of the golden parachute rules under the Internal Revenue Code.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and any persons who beneficially own more than 10% of the Company’s common stock, as well as various affiliates of these persons, to file initial reports of ownership and reports of changes in their ownership of the Company’s common stock with the Securities and Exchange Commission. Directors, executive officers and persons beneficially owning more than 10% of the Company’s common stock are required by applicable regulations to furnish the Company with copies of all Section 16(a) reports they filed. To the Company’s knowledge, no person beneficially owned more than 10% of the Company’s common stock during 2003. Based solely on its review of the copies of reports received by it and written representations received by it that no other reports were required, the Company believes that during 2003, all of its directors and executive officers complied with applicable Section 16(a) filing requirements.

RELATED PARTY TRANSACTIONS

Directors, executive officers, principal shareholders of the Company and their affiliates have been customers of Flag Bank and predecessors from time to time in the ordinary course of business, and additional transactions may be expected to take place in the future. In accordance with applicable federal laws and regulations, all loans by Flag Bank to these persons are made (1) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, (2) do not involve more than the normal risk of collectibility or embody other unfavorable features, and (3) comply with specified quantitative limits imposed by federal laws and regulations. At December 31, 2003, the aggregate amount of loans and extensions of credit outstanding to these persons was approximately $3,290,000, which represented approximately 5.04% of the total equity capital of the Company.

None of the loans outstanding at the Flag Bank or any predecessor of Flag Bank to directors, executive officers or principal shareholders of the Company at any time during or subsequent to 2003 was or has been on past due or non-accrual status, has been restructured, or is considered by Flag Bank to be a problem loan.

See "Proposal 1: Election of Directors – Compensation Committee Interlocks and Insider Participation" for information regarding a transaction involving the Company and certain of its executive officers and directors.

PROPOSAL 2: APPROVAL OF THE ADOPTION OF THE FLAG FINANCIAL CORPORATION 2004 EQUITY INCENTIVE PLAN

On January 20, 2004, the Board of Directors of the Company approved the Flag Financial Corporation 2004 Equity Incentive Plan (the "Plan"). The Plan provides for a total of 543,000 shares of common stock to be reserved for issuance pursuant to awards that may be made under the Plan, which amount is subject to adjustment for recapitalizations.

Applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), restrict the Company’s ability, in the absence of shareholder approval, to grant incentive stock options under Code Section 421 and to claim deductions which may otherwise be associated with the grant of nonqualified stock options under Code Section 162(m). Shareholder approval is also required by applicable Nasdaq Stock Market regulations.

The following description of the Plan is qualified in its entirety by reference to the applicable provisions of the plan document, which is attached hereto as Appendix B to this Proxy Statement.

Terms of the Plan

Administration

The Plan is administered by a subcommittee of the Board of Directors whose members are selected by the Board of Directors (the "Administrative Committee"). The Administrative Committee must have at least two members. When appointing members to the Administrative Committee, the Board of Directors is guided by the disinterested standards contained in both Code Section 162(m) and Rule 16b-3 of the Securities Exchange Act of 1934, as amended. At the present time, the Benefits and Compensation Committee of the Board of Directors acts as the Administrative Committee under the Plan. The Administrative Committee has the authority to grant awards under the Plan and to make all other determinations that it may deem necessary or advisable for the administration of the Plan. The Administrative Committee’s decisions relating to the administration of the Plan and grants of equity awards shall be final and binding on all persons.

Awards

The Plan permits the Administrative Committee to make awards of a variety of equity-based incentives, including stock awards, options to purchase shares of the Company’s common stock, stock appreciation rights, dividend equivalent rights, performance unit awards and phantom shares (collectively, "Stock Incentives") to eligible officers, employees and directors of the Company and its affiliates. These discretionary awards may be made on an individual basis or through a program approved by the Administrative Committee for the benefit of a group of eligible persons.

The number of shares of common stock as to which any Stock Incentive is granted and to whom any Stock Incentive is granted will be determined by the Administrative Committee, subject to the provisions of the Plan. Stock Incentives may be made exercisable or settled at the prices and may be made forfeitable or terminable under the terms established by the Administrative Committee, to the extent not otherwise inconsistent with the terms of the Plan. Stock Incentives generally are not transferable or assignable during a holder’s lifetime.

No eligible employee may be granted during any single fiscal year rights to shares of common stock under options or stock appreciation rights which, in the aggregate, exceed 100,625 shares of common stock.

Stock Incentives

Options. The Plan provides for the grant of incentive stock options and nonqualified stock options. The Administrative Committee will determine whether an option is an incentive stock option or a nonqualified stock option at the time the option is granted, and the option will be evidenced by a stock incentive agreement. Options may be made exercisable on terms established by the Administrative Committee, to the extent not otherwise inconsistent with the terms of the Plan. The Administrative Committee may also accelerate the times at which an option may be exercised subsequent to its grant.

The exercise price of an option is forth in the applicable stock incentive agreement. The exercise price of an incentive stock option generally may not be less than the fair market value of the common stock on the date of the grant. Nonqualified stock options may be made exercisable at a price set by the Administrative Committee. The Administrative Committee may permit an option exercise price: to be paid in cash; by the delivery of previously-owned shares of common stock; to be satisfied through a cashless exercise executed through a broker; or by having a number of shares of common stock otherwise issuable at the time of exercise withheld. The Administrative Committee also may authorize financing by the Company to assist a participant with payment of the exercise price.

The term of an option will be specified in the applicable stock incentive agreement. The term of an incentive stock option generally may not exceed ten years from the date of grant. Subject to any further limitations in a stock incentive agreement, in the event of a participant’s termination of employment, the term of an incentive stock option will expire, terminate and become unexercisable no later than three months after the date of the termination of employment; provided, however, that if the termination of employment is due to death or disability, one year may be substituted for the three-month period.

Stock Appreciation Rights. Stock appreciation rights may be granted separately or in connection with another Stock Incentive, and the Administrative Committee may provide that they are exercisable at the discretion of the holder or that they will be paid at a specific time or times or upon the occurrence or non-occurrence of events that may be specified in the applicable stock incentive agreement. Stock appreciation rights may be settled in shares of common stock or in cash, according to terms established by the Administrative Committee with respect to any particular award.

Stock Awards. The Administrative Committee may grant shares of common stock to a participant, subject to restrictions and conditions, if any, as the Administrative Committee may determine.

Other Stock Incentives. Dividend equivalent rights, performance units, and phantom shares may be granted in numbers or units and subject to any conditions and restrictions as determined by the Administrative Committee and will be payable in cash or shares of common stock, as determined by the Administrative Committee.

Tax Reimbursement Payments

The Administrative Committee may make cash tax reimbursement payments designed to cover tax obligations of recipients that result from the receipt or exercise of a Stock Incentive.

Termination of Stock Incentives

The terms of a particular Stock Incentive may provide that they terminate, among other reasons:

•  upon the holder’s termination of employment or other status with respect to the Company or any affiliate of the Company;

•  upon a specified date;

•  upon the holder’s death or disability; or

•  upon the occurrence of a change in control of the Company.

Stock Incentives may include exercise, conversion or settlement rights to a holder’s estate or personal representative in the event of the holder’s death or disability. In the Administrative Committee’s discretion, Stock Incentives that are subject to termination may be cancelled, accelerated, paid or continued, subject to the terms of the applicable agreement reflecting the terms of a Stock Incentive and to the provisions of the Plan.

Reorganizations

The number of shares of common stock reserved for issuance in connection with the grant or settlement of a Stock Incentive or to which a Stock Incentive is subject, as the case may be, the exercise price of an option and the annual limit on the number of shares of common stock subject to options or stock appreciation rights that may be granted to any employee during a fiscal year are subject to adjustment in the event of any recapitalization of the Company or similar event effected without the receipt of consideration.

In the event of specified corporate reorganizations or a change in control of the Company, Stock Incentives may be substituted, cancelled, accelerated, cashed-out or otherwise adjusted by the Administrative Committee, provided that the adjustment is not inconsistent with the terms of the Plan or any agreement reflecting the terms of a Stock Incentive. The Company may also use the Plan to assume obligations previously incurred in favor of persons who are eligible to participate under the Plan.

Amendment or Termination

Although the Plan may be amended or terminated by the Board of Directors without shareholder approval, the Board of Directors also may condition any amendment upon shareholder approval if shareholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws. No amendment or termination by the Board of Directors may adversely affect the rights of a holder of a Stock Incentive without the holder’s consent.

Benefits to Named Executive Officers and Others

The Administrative Committee has not yet made any determination as to which eligible participants will be granted Stock Incentives under the Plan in the future. The following table provides information regarding compensation plans under which equity securities of the Company are currently authorized for issuance. All data is presented as of December 31, 2003.

Equity Compensation Plan Table

	(a)	(b)	(c)

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	2,030,415	9.30	632,580

Equity compensation plans not approved by security holders	-0-	-0-	-0-

Total	2,030,415	9.30	632,580

Federal Income Tax Consequences

The following discussion outlines generally the federal income tax consequences of participation in the Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Plan.

Incentive Stock Options

A participant will not recognize income and will not be taxed upon the grant of an incentive stock option nor upon exercise of all or a portion of the option. Instead, the participant will be taxed at the time he or she sells the shares of common stock purchased on exercise of the incentive stock option. The participant will be taxed on the difference between the price he or she paid for the common stock and the amount for which he or she sells the common stock. If the participant does not sell the shares of common stock during the two-year period from the date of grant of the incentive stock option and the one-year period from the date the common stock is transferred to him or her, the gain will be capital gain, and the Company will not be entitled to a corresponding deduction. If the participant sells the shares of common stock at a gain prior to that time, the difference between the amount the participant paid for the common stock and the lesser of fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income. If the participant sells the shares of common stock for less than the amount he or she paid for the stock prior to the one- or two-year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant’s liability for, the alternative minimum tax.

Nonqualified Options

A participant will not recognize income and will not be taxed upon the grant of a nonqualified option or at any time prior to the exercise of all or a portion of the option. At the time the participant exercises all or a portion of a nonqualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and the Company will then be entitled to a corresponding deduction.

Depending upon the period shares of common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares when the nonqualified option was exercised.

Special rules apply to a participant who exercises a nonqualified option by paying the exercise price, in whole or in part, by the transfer of shares of common stock to the Company.

Other Stock Incentives

A participant will not recognize income and will not be taxed upon the grant of a stock appreciation right, dividend equivalent right, performance unit award or phantom share (collectively, the "Equity Incentives"). Generally, at the time a participant receives payment under any Equity Incentive, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or fair market value of the common stock received, and the Company will then be entitled to a corresponding deduction.

A participant will not be taxed upon the grant of a stock award if the award is subject to a "substantial risk of forfeiture," as defined in the Code. When the shares of common stock that are subject to the stock award are no longer subject to a substantial risk of forfeiture, however, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the award, less any amount paid for such stock, and the Company will then be entitled to a corresponding deduction. If a participant so elects at the time of receipt of a stock award, he or she may include the fair market value of the stock subject to the award, less any amount paid for that stock, in income at that time and the Company will also be entitled to a corresponding deduction at that time.

Withholding Taxes

A participant may be liable for federal, state, or local tax withholding obligations as a result of the grant, exercise or settlement of a Stock Incentive. The tax withholding obligation may be satisfied by payment in the form of cash, certified check, previously-owned shares of the Company’s common stock or, if a participant elects with the permission of the Administrative Committee, by a reduction in the number of shares to be received by the participant under the award.

Shareholder Approval

The Board of Directors seeks shareholder approval of the Plan because approval is required under the Code as a condition to the favorable tax treatment for incentive stock options granted under the Plan, to claim certain deductions under Code Section 162(m) and to satisfy applicable Nasdaq Stock Market regulations.

Approval of the Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of common stock of the Company present, or represented and entitled to vote, at the Annual Meeting of Shareholders.

The Board of Directors unanimously recommends a vote FOR the approval of the Plan.

PROPOSAL 3: RATIFICATION OF
INDEPENDENT ACCOUNTANTS

The Audit and Exam Committee of the Board of Directors has appointed the firm of Porter Keadle Moore, LLP to serve as independent accountants of the Company for the fiscal year ending December 31, 2004, and the Board has directed that the appointment be submitted to our shareholders for ratification at the Annual Meeting. If the shareholders do not ratify the appointment of Porter Keadle Moore, LLP, the appointment will be reconsidered.

The following table sets forth the fees billed to the Company for the fiscal years ended December 31, 2002 and 2003 by Porter Keadle Moore, LLP:

	2003	2002

Audit fees (1)	$ 159,953	173,485
Audit-related fees (2)	14,100	73,008
Tax fees (3)	25,250	32,290
All other fees (4)	32,250	57,000

Total Fees	$ 231,553	335,783

(1)	Represents fees for professional services rendered in connection with: (i) the audit of the
Company’s annual financial statements for 2003 and 2002, and (ii) review of the financial statements included in the Company’s quarterly filings on Form 10-Q during those fiscal years.

(2)	Represents fees for professional services rendered for assurance and related services reasonably related to the performance of the audit or review of the Company’s financial statements and not included in "Audit Fees" above. These fees were primarily related to the audit of the Company’s profit sharing and 401(k) plan, collateral verification testing, testing of management’s assertions regarding internal controls in accordance with the Federal
Deposit Insurance Corporation Improvement Act and various discussions regarding accounting issues related to mergers and acquisitions.

(3)	Represents fees for professional services rendered relating to tax compliance, tax advice, and tax planning. These fees were primarily related to the preparation of the Company’s income tax returns.

(4)	Represents fees for additional services relating primarily to review of the Company’s EDP systems in 2003 and outsourced internal audit procedures in 2002.

The services provided by the independent accountants were pre-approved by the Audit and Exam Committee to the extent required under applicable law and in accordance with the provisions of the Committee’s charter. The Audit and Exam Committee pre-approves all audit and non-audit services provided by the Company’s independent accountants and may not engage them to perform any prohibited non-audit services. For 2003, 100% of the fees incurred were pre-approved. The Audit Committee has determined that the rendering of non-audit professional services, as identified above, is compatible with maintaining the independence of the Company’s auditors.

Representatives of Porter Keadle Moore, LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

The Board of Directors unanimously recommends that shareholders vote FOR Proposal 3.

DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

General

The Nominating Committee has adopted a policy regarding shareholder communications and director nominations. The Nominating Committee will consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors and who are nominated in accordance with procedures described below.

To submit a recommendation of a director candidate to the Nominating Committee, a shareholder must submit the following information in writing, addressed to the Nominating Committee, in care of the Corporate Secretary, at the main office of the Company at 3475 Piedmont Road, Suite 550, Atlanta, Georgia 30305.

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities
Exchange Act of 1934, as amended, including appropriate biographical information.

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, his or her name, address, number of shares of Company common stock beneficially owned, the dates on which the shareholder acquired his or her shares, documentary support for any claim of beneficial ownership and his or her relationship or affiliation with the nominee; and

5.	A statement as to the qualification of the nominee.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Committee at least 120 calendar days prior to the date the Company’s proxy statements was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Director Qualifications

The Nominating Committee considers the following criteria in selecting nominees: business experience; knowledge of the Company and the financial services industry; experience in serving as director of the Company or of another financial institution or public company generally; wisdom, integrity and ability to make independent analytical inquiries; familiarity with and participation in the communities served by the Company; commitment to and availability for service as a director of the Company; and any other factors the Nominating Committee deems relevant.

Other Shareholder Communications

Shareholders wishing to communicate with the Board of Directors or with a particular director may do so in writing addressed to the Board, or to the particular director, and delivering it to either the Corporate Secretary or the Director of Investor Relations of the Company, in each case at the address of the Company’s principal office at 3475 Piedmont Road, N.E., Suite 550, Atlanta, Georgia 30305. The recipients will promptly forward such communications to the applicable director or to the Chairman of the Board for consideration at the next scheduled meeting.

Shareholder Proposals For 2005 Annual Meeting

Shareholder proposals submitted for consideration at the next Annual Meeting of Shareholders must be received by the Company no later than November 11, 2004 to be included in the 2005 proxy materials. If the Company does not receive such notice prior to that date, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

Atlanta, Georgia
March 10, 2004
___________

The Company’s 2003 Annual Report to Shareholders, which include audited financial statements for the Company, has been mailed to shareholders of the Company with these proxy materials. The Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

APPENDIX A

AUDIT COMMITTEE CHARTER

Authorization of the Audit Committee

The Board of Directors (the "Board") of Flag Financial Corporation (the "Company") has established the Audit Committee (the "Committee") of the Board to oversee the Company’s accounting and financial reporting processes and the audits of its financial statements. The Committee will carry out the duties and responsibilities assigned to the Committee under the applicable securities laws and the rules and regulations of the Nasdaq Stock Market or other national securities exchange on which the Company's common stock is listed (the "Applicable Exchange") and further assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the Company's internal audit function and the independent audit. The Audit Committee’s performance and composition shall at all times be subject to, and in compliance with, Section 10A of the Securities and Exchange Act of 1934.

Members of the Audit Committee

The Committee shall consist of at least three directors, each of whom shall satisfy the criteria for independence set forth under Rule 10A-3(b)(1) under the Sarbanes-Oxley Act of 2002 (the "Act") and Rule 4200(a)(15) promulgated by the Nasdaq Stock Market (or any Applicable Exchange). Each member shall have the ability to read and understand fundamental financial statements. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in his or her financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. No Committee member may have participated in the preparation of the financial statements of the Company or any current subsidiary during the three years prior to his or her appointment to the Committee.

Notwithstanding the foregoing, in exceptional and limited circumstances, one director who (i) is not independent within the meaning of the Nasdaq Stock Market or other Applicable Exchange rules, (ii) meets the criteria set forth in Section 301 of the Act, (iii) is not a current officer or employee of the Company, (iv) is not related by blood, marriage or adoption to an officer or employee of the Company, and (v) does not reside with an officer or employee of the Company, may be appointed to the Audit Committee if the Board determines that membership is required by the best interests of the Company and its shareholders. A member appointed under this exception may not serve longer than two years and may not chair the Audit Committee. The Board must make any affirmative determinations concerning the issue of independence of any director required under the rules and regulations of the Applicable Exchange.

Responsibilities

Scope of Responsibility

The Audit Committee shall be directly responsible for the appointment and dismissal, compensation, and oversight of the Company's independent auditors, and may not delegate any of such responsibilities to others. The Audit Committee shall assist the Board in its oversight of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence, and (4) the performance of the Company's internal audit function and the Company's independent audit. The Audit Committee shall also prepare the report of the Audit Committee to be included in the Company's annual proxy statement.

The Audit Committee shall assist the Board in fulfilling its oversight responsibilities by (1) reviewing the Company's financial information that will be provided to its shareholders and to analysts, (2) working with management to establish, subject to the approval of the Board, the systems of internal controls, (3) reviewing the systems of internal controls and reports of variance from those controls, (4) reviewing all audit processes and results of internal audits, and (5) reviewing the Company's accounting, reporting and financial practices.

The Audit Committee does not prepare financial statements on behalf of the Company or perform the Company's audits, and its members are not the Company's auditors and do not certify the Company's financial statements. These functions are performed by the Company's management and independent auditors.

In addition to the matters set forth herein, the Audit Committee shall perform such other functions as are required by law, the Company's Articles of Incorporation or Bylaws, or the Board.

Responsibilities and Duties

The Audit Committee:

•	shall meet at least once every quarter in regular session, or more frequently as circumstances dictate;

•	shall meet with the Chief Financial Officer in executive session at least once annually to review the accounts of the Company;

•	shall meet with the Internal Audit in executive session at least once every quarter;

•	shall meet with the independent auditors in executive session at least once annually;

•	shall recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K;

•	shall prepare the Audit Committee report to be included in the Company's annual proxy statement;

•	may conduct or authorize investigations into any matters within its scope of responsibilities;

•	shall review and discuss earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies;

•	shall review and discuss with management the policies and guidelines for risk assessment and management;

•	shall review and approve all related party transactions;
•	may take any other action permitted by applicable laws, rules, and regulations necessary to accomplish any action authorized by this Charter or to further the goals of the Audit Committee as set forth in this Charter; and

•	shall report its actions and any applicable funding requirements to the Board.

All meetings of the Audit Committee required by this Charter shall be held without any other members of the Board present, except that the Chief Risk Management Officer of the Company, who is also a director of the Company, may be present for portions of meetings not involving executive sessions. Meetings may be held in person or by telephonic means at the discretion of the chair of the Audit Committee.

Assistance from Others

The Audit Committee may retain (and determine the funding for) experts to advise or assist it, including outside counsel, accountants, financial analysts or others, and the Company shall provide sufficient funding therefor.

Relationships with Independent Auditors

In order to retain independent outside auditors to review the records and accounts of the Company, the Audit Committee shall:

•	have the sole authority to appoint (and dismiss) independent auditors to conduct
Company audits or to perform permissible non-audit services, with the independent auditors ultimately accountable to the Audit Committee with respect to audit and related work and to oversee the performance of services by the independent auditors;

•	review the independent auditors' scope and audit plan prior to the commencement of the audit;

•	review the scope of the audit and the associated fees to be paid to the independent auditors (for both audit and permissible non-audit work);

•	obtain required reports pursuant to Independent Standards Board Standard 1, actively engage in a dialogue with the independent auditors regarding disclosed relationships or services that may affect the objectivity and independence of the auditors, and take, or recommend that the Board take, appropriate action to oversee the independence of the Company’s auditors.

In its review of the independent auditors, the Audit Committee shall:

•	review the qualifications and experience of senior members of the audit team;

•	ensure that the independent auditors provide the Audit Committee (for their review) timely reports of (1) all critical accounting policies and practices, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, effects of using such alternatives, and the treatment preferred by the independent auditing firm, and (3) other material written communications between the independent auditor and management;

•	review the independent auditors' reports on the adequacy of the Company's internal controls, including computerized information system controls and security; and

Prior to the release or filing thereof, the Audit Committee shall review documents containing the Company's financial statements, including the interim financial reports and filings with the SEC or other regulators. The Audit Committee shall specifically review:

•	with the independent auditors and management, their processes for assessment of material misstatements, identification of the notable risk areas, and their response to those risks;

•	with management and the independent auditors, the Company's annual and quarterly financial statements and related footnotes as well as all of the
Company's securities filings containing financial information about the Company prior to their filing and release.

•	the independent auditors’ report on the financial statements;

•	with the independent auditors, any additions or changes in auditing or accounting principles suggested by the independent auditors, management, or the internal auditors;

•	with the independent auditors, the management letter provided by the independent auditors and the Company's response;

•	the independent auditor's qualitative judgement about the appropriateness, and not just the acceptability, of accounting principles, use of estimates, basis for determining the amounts of estimates, and financial disclosures;

•	with the independent auditors, any significant difficulties or disputes with management encountered during the course of the audit or significant changes to the audit plan;

•	any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company and their related risks;

•	with management and the independent auditors, the effect of regulatory and accounting initiatives as well as accounting principles and their alternatives that have a significant effect on the Company's financial statements;

•	any transactions or courses of dealing with parties related to the Company that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, or that are relevant to an understanding of the Company's financial statements;

•	other communications as required to be communicated by the independent auditors by Statement of Auditing Standards (SAS) 61, as amended by SAS 90 relating to the conduct of the audit; and

•	any other matters related to the annual Company audit, including those matters that are required to be communicated to the Audit Committee under applicable law and generally accepted auditing standards.

Approval of Services Provided by Independent Auditors

The Audit Committee shall approve any audit services and any permissible non-audit services prior to the commencement of the services as set forth in the Act. In making its pre-approval determination, the Audit Committee shall consider whether providing the non-audit services are compatible with maintaining the auditors' independence. If this pre-approval is delegated to an independent Audit Committee member or members, such member or members shall present a report of his or her decisions at the next scheduled Audit Committee meeting.

Relationships with the Internal Audit Function

The Audit Committee shall:

•	be solely and directly responsible for the appointment, replacement, reassignment, or dismissal of the Company's internal auditors and shall ensure that others may not terminate an internal auditor without the Audit Committee's consent;

•	confirm the independence of the individual or firm responsible for the Company's internal audit function;

•	establish procedures to assess the effectiveness and performance of the internal auditors;

•	take steps that are, in the sole judgment of the Audit Committee, reasonable or necessary to ensure that the internal auditors are independent and the compensation and benefits allocated to the internal auditors are not subject to review or termination without the consent of the Audit Committee.

The Audit Committee shall consider and review with management and the Internal Auditor:

•	the Company's process for the internal control structure and procedures for financial reporting;

•	the results of internal audits, management recommendation letters, reports of variance from the Company's internal controls, and report of the internal auditors;

•	significant findings during the year and management's responses to them;

•	significant difficulties encountered during the course of their audits, including any restrictions on the scope of their work or access to required information;

•	changes required in the planned scope of their audit plan; and

•	the internal auditing department's compliance with applicable professional standards and practices.

Oversight of Corporate Compliance Function

The Audit Committee shall:

•	discuss significant risk exposures periodically with the independent auditors, management, and internal audit officers;

•	review the steps and programs that management and the internal auditors have taken to identify, monitor, control and report such exposures;

•	establish procedures whereby employees can confidentially and anonymously submit to the Audit Committee concerns or issues regarding the Company's accounting or auditing matters;

•	establish procedures for the receipt, retention, and treatment of complaints regarding accounting or auditing matters, including their controls;

•	discuss with the independent auditors whether they believe or have any reason to believe that an illegal act has occurred, regardless of whether they believe it will materially affect the Company's financial statements;

•	review any transactions with related parties and the procedures used to identify related parties;

•	periodically require management, Internal Auditor, and the independent auditors to review and report and comment on significant Company risks or exposures and actions to minimize such risks or exposures;

•	discuss periodically with management and evaluate the effectiveness of the program that management establishes to monitor compliance with the Company's
Code of Ethics and laws and regulations;

•	review management recommendations to the Board for changes that reflect changes in law or policy;

•	review with the Company's outside legal counsel any legal matters that may materially affect the Company; and

•	consider any emerging issues that the Audit Committee should become involved with in the future.

Audit Committee Formalities and Charter

The Audit Committee shall:

•	review and reassess annually the adequacy of this Audit Committee Charter and recommend any changes to the Board;

•	report periodically to the Board on the Audit Committee's activities and findings, including any issues regarding the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal auditors;

•	keep appropriate minutes, with the advice of counsel to the extent necessary; and

•	review its performance at least annually and may retain counsel, accountants or other consultants to assist in such review.

APPENDIX B

FLAG FINANCIAL CORPORATION
2004 EQUITY INCENTIVE PLAN

FLAG FINANCIAL CORPORATION
2004 EQUITY INCENTIVE PLAN

SECTION 1. DEFINITIONS

1.1    Definitions . Whenever used herein, the masculine pronoun will be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

(a)    " Affiliate " means (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting of the Option, each of the corporations (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(b)    " Board of Directors " means the board of directors of the Company.

(c)    " Change in Control " means any one of the following events following the date of grant of the applicable Stock Incentive:

(1)    the execution of an agreement for the sale of all, or a material portion, of the assets of the Company;

(2)    the execution of an agreement for a merger or recapitalization of the Company or any merger or recapitalization whereby the Company is not the surviving entity;

(3)    a change of control of the Company or of any bank or thrift subsidiary of the Company, as otherwise defined or determined by the entity’s primary regulating agency or regulations promulgated by it; or

(4)    the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the 1934 Act and the rules promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person.

(d)    " Code " means the Internal Revenue Code of 1986, as amended.

(e)    " Committee " means the committee appointed by the Board of Directors to administer the Plan or, in lieu of any such appointment, the full membership of the Board of Directors. The Board of Directors shall consider the advisability of whether the members of the Committee shall consist solely of at least two members of the Board of Directors who are both "outside directors" as defined in Treas. Reg. § 1.162-27(e) as promulgated by the Internal Revenue Service and "non-employee directors" as defined in Rule 16b-3(b)(3) as promulgated under the Exchange Act.

(f)    " Company " means Flag Financial Corporation, a Georgia corporation.

(g)    " Disability " has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee in its sole discretion.

(h)    " Dividend Equivalent Rights " means certain rights to receive cash payments as described in Section 3.5.

(i)    " Exchange Act " means the Securities Exchange Act of 1934, as amended from time to time.

(j)    " Fair Market Value " with regard to a date means:

(1)    the price at which Stock shall have been sold on that date or the last trading date prior to that date as reported by the national securities exchange selected by the Committee on which the shares of Stock are then actively traded or, if applicable, as reported by the NASDAQ Stock Market;

(2)    if such market information is not published on a regular basis, the price of Stock per share shall be the average of the bid and asked price on that date or the last business day prior to that date as reported by the NASDAQ Stock Market or, if not so reported, by a generally accepted reporting service; or

(3)    if Stock is not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of the shares of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value.

(k)    " Incentive Stock Option " means an incentive stock option contemplated by the provisions of Code Section 422 or any successor thereto.

(l)    " Nonqualified Stock Option " means an option that is not designated as, or otherwise intended to be, an Incentive Stock Option.

(m)    " Option " means a Nonqualified Stock Option (including Reload Options) or an Incentive Stock Option, as applicable, granted to individuals pursuant to the terms and conditions of the Plan.

(n)    " Over 10% Owner " means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

(o)    " Participant " means an individual who receives a Stock Incentive hereunder.

(p)    " Performance Unit Award " refers to a performance unit award as described in Section 3.6.

(q)    " Phantom Shares " refers to a phantom shares as described in Section 3.7.
(r)    " Plan " means the Flag Financial Corporation 2004 Equity Incentive Plan.

(s)     " Stock " means the Company’s common stock, $1.00 par value per share.

(t)    " Stock Appreciation Right " refers to a stock appreciation right described in Section 3.3.

(u)    " Stock Award " means a stock award described in Section 3.4.

(v)    " Stock Incentive Agreement " means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

(w)    " Stock Incentive Program " means a written program established by the Committee, pursuant to which Stock Incentives are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

(x)    " Stock Incentives " means, collectively, Dividend Equivalent Rights, Options, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights, and Stock Awards.

(y)    " Subsidiary " means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(z)    " Termination of Employment " means the termination of the employee-employer relationship between a Participant and the Company and its Affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.

SECTION 2. THE EQUITY INCENTIVE PLAN

2.1    Purpose of the Plan .  The Plan is intended to (a) provide incentive to officers, employees, and directors of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, employees, and directors by providing them with a means to acquire a proprietary interest in the Company and acquire shares of Stock; or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining, rewarding and retaining key personnel and service providers.

2.2    Stock Subject to the Plan .  Subject to adjustment in accordance with Section 5.2, five hundred forty-three thousand (543,000) shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At such time as the Company becomes subject to Section 16 of the Exchange Act, at no time may the Company have outstanding under the Plan Stock Incentives subject to Section 16 of the Exchange Act and shares of Stock issued in respect of Stock Incentives under the Plan in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

2.3    Administration of the Plan .  The Plan is administered by the Committee.  The Committee has full authority in its discretion to determine the officers, employees, and directors of the Company or its Affiliates to whom Stock Incentives will be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan.  The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated).  The Committee’s decisions are final and binding on all Participants.

2.4    Eligibility and Limits . Stock Incentives may be granted only to officers, employees, and directors of the Company, or any Affiliate of the Company; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an Incentive Stock Option is granted) of Stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded will be treated as Nonqualified Stock Option(s). Pursuant to Section 162(m) of the Code and the regulations thereunder, for compensation to be treated as qualified performance-based compensation, subject to adjustment in accordance with Section 5.2, the maximum number of shares of Stock with respect to which Options or Stock Appreciation Rights may be granted during any calendar year to any employee may not exceed 100,625. In applying this limitation, if an Option or Stock Appreciation Right, or any portion thereof, granted to an employee is cancelled or repriced for any reason, then the shares of Stock attributable to such cancellation or repricing either shall continue to be counted as an outstanding grant or shall be counted as a new grant of shares of Stock, as the case may be, against the affected employee’s 100,625 limit for the appropriate calendar year.

SECTION 3. TERMS OF STOCK INCENTIVES

3.1    Terms and Conditions of All Stock Incentives .

(a)    The number of shares of Stock as to which a Stock Incentive may be granted will be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan and subject to the limits on Options and Stock Appreciation Rights in Section 2.4.

(b)    Each Stock Incentive will either be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate, or be made subject to the terms of a Stock Incentive Program, containing such terms, conditions and restrictions as the Committee may determine to be appropriate. Each Stock Incentive Agreement or Stock Incentive Program is subject to the terms of the Plan and any provisions contained in the Stock Incentive Agreement or Stock Incentive Program that are inconsistent with the Plan are null and void.

(c)    The date a Stock Incentive is granted will be the date on which the Committee has approved the terms and conditions of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive, and has taken all such other actions necessary to complete the grant of the Stock Incentive.

(d)    Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement or Stock Incentive Program.

(e)    Unless otherwise permitted by the Committee, Stock Incentives are not transferable or assignable except by will or by the laws of descent and distribution and are exercisable, during the Participant’s lifetime, only by the Participant; or in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of death of the Participant, by the legal representative of the Participant’s estate or if no legal representative has been appointed, by the successor in interest determined under the Participant’s will. Notwithstanding the foregoing, the Committee shall not permit Incentive Stock Options to be transferred or assigned beyond the limitations set forth in this Section 3.1(e).

3.2    Terms and Conditions of Options .  Each Option granted under the Plan must be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee will determine whether the Option is to be an Incentive Stock Option described in Code Section 422 or a Nonqualified Stock Option, and the Option must be clearly identified as to its status as an Incentive Stock Option or a Nonqualified Stock Option.  Incentive Stock Options may only be granted to employees of the Company or any Subsidiary. At the time any Incentive Stock Option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company’s stockholders.

(a)    Option Price . Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option must be as set forth in the applicable Stock Incentive Agreement, but in no event may it be less than the Fair Market Value on the date the Option is granted with respect to an Incentive Stock Option. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price may not be less than 110% of the Fair Market Value on the date the Option is granted.

(b)    Option Term .  Any Incentive Stock Option granted to a Participant who is not an Over 10% Owner is not exercisable after the expiration of ten (10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner is not exercisable after the expiration of five (5) years after the date the Option is granted. The term of any Nonqualified Stock Option must be as specified in the applicable Stock Incentive Agreement.

(c)    Payment .  Payment for all shares of Stock purchased pursuant to the exercise of an Option will be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides:

(1)    by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;

(2)    in a cashless exercise through a broker; or

(3)    by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price.

In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment must be made at the time that the Option or any part thereof is exercised, and no shares may be issued or delivered upon exercise of an option until full payment has been made by the Participant.  The holder of an Option, as such, has none of the rights of a stockholder.

(d)    Conditions to the Exercise of an Option . Each Option granted under the Plan is exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Stock Incentive Agreement to the contrary.

(e)    Termination of Incentive Stock Option . With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, up to one (1) year may be substituted for such three (3) month period; provided, further that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the Incentive Stock Option will be a Nonqualified Stock Option if it is exercised after the time limits that would otherwise apply. For purposes of the Subsection (e), Termination of Employment of the Participant will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

(f)    Special Provisions for Certain Substitute Options . Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

3.3    Terms and Conditions of Stock Appreciation Rights . Each Stock Appreciation Right granted under the Plan must be evidenced by a Stock Incentive Agreement.  A Stock Appreciation Right entitles the Participant to receive the excess of (i) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (ii) a specified or determinable price which, in the case of a Stock Appreciation Right granted in connection with an Option, may not be less than the Exercise Price for that number of shares subject to that Option. A Stock Appreciation Right granted in connection with a Stock Incentive may only be exercised to the extent that the related Stock Incentive has not been exercised, paid or otherwise settled.

(a)    Settlement . Upon settlement of a Stock Appreciation Right, the Company must pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

(b)    Conditions to Exercise . Each Stock Appreciation Right granted under the Plan is exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

3.4    Terms and Conditions of Stock Awards . The number of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, will be as the Committee determines, and the certificate for such shares will bear evidence of any restrictions or conditions.  Subsequent to the date of the grant of the Stock Award, the Committee has the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

3.5    Terms and Conditions of Dividend Equivalent Rights . A Dividend Equivalent Right entitles the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the Committee in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

(a)    Payment . Payment in respect of a Dividend Equivalent Right may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

(b)    Conditions to Payment . Each Dividend Equivalent Right granted under the Plan is payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Dividend Equivalent Right, the Committee, at any time before complete termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

3.6    Terms and Conditions of Performance Unit Awards . A Performance Unit Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit) granted by the Committee. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, the performance factors applicable to the determination of the ultimate payment value of the Performance Unit Award and the period over which Company performance shall be measured. The Committee may provide for an alternate base value for each unit under certain specified conditions.

(a)    Payment . Payment in respect of Performance Unit Awards may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine.

(b)    Conditions to Payment . Each Performance Unit Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee may specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Performance Unit Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

3.7    Terms and Conditions of Phantom Shares . Phantom Shares shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the Fair Market Value of a specified number of shares of Stock at the end of a specified period. At the time of the grant, the Committee will determine the factors that will govern the portion of the rights so payable, including, at the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment. Phantom Share awards containing performance criteria may be designated as Performance Share Awards.

(a)    Payment . Payment in respect of Phantom Shares may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

(b)    Conditions to Payment . Each Phantom Share granted under the Plan is payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee may specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Phantom Share, the Committee, at any time before complete termination of such Phantom Share, may accelerate the time or times at which such Phantom Share may be paid in whole or in part.

3.8    Treatment of Awards Upon Termination of Employment . Except as otherwise provided by Section 3.2(e), any award under this Plan to a Participant who has experienced a Termination of Employment may be cancelled, accelerated, paid or continued, as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of Employment or such other factors as the Committee determines are relevant to its decision to continue the award.

SECTION 4. RESTRICTIONS ON STOCK

4.1    Escrow of Shares . Any certificates representing the shares of Stock issued under the Plan will be issued in the Participant’s name, but, if the applicable Stock Incentive Agreement or Stock Incentive Program so provides, the shares of Stock will be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement or Stock Incentive Program providing for transfer of shares of Stock to the Custodian must appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program, with full power and authority in the Participant’s name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement or Stock Incentive Program.  During the period that the Custodian holds the shares subject to this Section, the Participant is entitled to all rights, except as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian must as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

4.2    Restrictions on Transfer . The Participant does not have the right to make or permit to exist any disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program. Any disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program will be void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program, and the shares so transferred will continue to be bound by the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program.

SECTION 5. GENERAL PROVISIONS

5.1    Withholding .  The Company must deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the applicable Stock Incentive Agreement or Stock Incentive Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

(a)    The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

(b)    Any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

5.2    Changes in Capitalization; Merger; Liquidation .

(a)     The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights, and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option may be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

(b)    In the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend (including a spin-off), reorganization, other change in corporate structure or tender offer, including, without limitation, the assumption of other awards, substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Incentive Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock. Any adjustment pursuant to this Section 5.2 may provide, in the Committee’s discretion, for the elimination without payment therefore of any fractional shares that might otherwise become subject to any Stock Incentive.

(c)    The existence of the Plan and the Stock Incentives granted pursuant to the Plan must not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

5.3    Cash Awards .  The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

5.4    Compliance with Code .  All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder must be construed in such manner as to effectuate that intent.

5.5    Right to Terminate Employment or Service Relationship .  Nothing in the Plan or in any Stock Incentive Agreement confers upon any Participant the right to continue as an officer, employee, or director of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant’s employment or service relationship at any time.

5.6    Non-alienation of Benefits . Other than as specifically provided herein, no benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

5.7    Restrictions on Delivery and Sale of Shares; Legends . Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

5.8    Listing and Legal Compliance . The Committee may suspend the exercise or payment of any Stock Incentive so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

5.9    Termination and Amendment of the Plan . The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive may adversely affect the rights of the Participant under such Stock Incentive.

5.10    Stockholder Approval . The Plan must be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company. If such approval is not obtained, any Stock Incentive granted hereunder will be void.

5.11    Choice of Law .  The laws of the State of Georgia govern the Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

IN WITNESS WHEREOF, the Company has executed this Plan as of this 20 th day of January, 2004.

ATTEST/WITNESS:	FLAG FINANCIAL CORPORATION

By: /s/ J. Daniel Speight	By: /s/ Joseph W. Evans

Print Name: J. Daniel Speight	Print Name: Joseph W. Evans
Print Title: Chairman of the Board, President, CEO

Form of Revocable Proxy
FLAG FINANCIAL CORPORATION
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2004
ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Joseph W. Evans and J. Daniel Speight, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of Flag Financial Corporation (the "Company"), which the undersigned is entitled to vote at the 2004 Annual Meeting of Shareholders of the Company, to be held at 3475 Piedmont Road, N.E., Suite 550, Atlanta, Georgia on Tuesday, April 20, 2004, at 1:00 p.m., local time, and at any adjournments thereof, as indicated below .

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

1.    Election of Directors : Authority for the election of Joseph W. Evans, Quill O. Healey, and J. Daniel Speight as Class I directors, each to serve until the 2007 Annual Meeting of Shareholders or until their successors are elected and qualified.
☐    FOR ALL NOMINEES listed above    ☐    WITHHOLD AUTHORITY to vote for
(except as marked to the contrary below).    Nominees listed above.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR" above, and write the nominee’s name in this space:

2.    Approval of the Flag Financial Corporation 2004 Equity Incentive Plan : Authority to Approve the Flag Financial Corporation 2004 Equity Incentive Plan.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

3.    Ratification of Appointment of Independent Accountants : Authority to ratify the appointment of Porter Keadle Moore, LLP as independent accountants of the Company for the fiscal year ending December 31, 2004.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

THIS PROXY CARD WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. If any other business is presented to a vote of the shareholders at the Annual Meeting, the undersigned hereby grants the proxies discretionary authority to vote this proxy in accordance with their best judgment. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting.

If the undersigned elects to withdraw this proxy on or before the time of the Annual Meeting or any adjournments of the Annual Meeting and notifies the Secretary of the Company at or prior to the Annual Meeting of the decision of the undersigned to withdraw this proxy, then the power of the proxies shall be terminated and of no further force and effect. If the undersigned withdraws this proxy in the manner described above and prior to the Annual Meeting does not submit a duly executed and subsequently dated proxy card to the Company, the undersigned may vote in person at the Annual Meeting all shares of Common Stock of the Company owned by the undersigned as of the record date for the Annual Meeting.

Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders must sign. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

______________________________________________, 2004
Date

___________________________________________________
        Signature

___________________________________________________
        Signature, if shares held jointly

Do you plan to attend the Annual Meeting? ☐ YES     ☐ NO